INVESTMENT IN BIOCANCELL	12 Months Ended
Dec. 31, 2015
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENT IN BIOCANCELL
NOTE 4:-	INVESTMENT IN BIOCANCELL

	December 31,
	2014	2015

Investment in BioCancell	$85	$50

In July 2008, the Company signed an agreement with BioCancell Therapeutics, Inc. ("BioCancell"), an Israel-based clinical-stage biopharmaceutical company, whose Common stock is listed on the Tel Aviv Stock Exchange. As part of the agreement, the Company provided funding to BioCancell, was entitled to appoint one member to BioCancell's board of directors and provided BioCancell with certain consulting services.

The initial investment included a purchase of 83,752 shares of Common stock of BioCancell at a price per share in NIS equal to $ 5.97 ($ 500 in total), a convertible note due in July 2012 in the principal amount of $2,000, bearing interest at 10% per year and convertible into up to 346,439 shares of common stock with a conversion price per share in NIS equal to $7.16, and a five-year warrant expiring June 2013 to purchase from BioCancell up to 430,191 shares of Common stock at a price per share in NIS equal to $ 7.160 (following a private placement in 2012, the exercise price was adjusted, as further noted below.

In June 2013 the Company exercised the warrants pursuant to the cashless exercise feature of the warrants and received a total of 240,924 ordinary shares.

In July 2012, Tikcro's convertible note to BioCancell in the principal amount of $ 2,000 was repaid in full, including accrued interest, in the total amount of $ 2,480.

Up to December 31, 2012 the Company received 19,182 shares of Common stock of BioCancell  for consulting services provided by the Company to BioCancell, in the value of $ 29.

In addition, Tikcro was entitled to a "full ratchet" anti-dilution protection in cases Biocancell issues additional securities, under terms stipulated in the agreement. Following a private placement that BioCancell effected in January 2012, the full-ratchet anti-dilution adjustment provision was triggered, and as a result additional 102,598 shares of Common stock were issued to the Company for no additional consideration.

In July 2012, following another financing round of Biocancell, the full-ratchet anti-dilution adjustment provision was triggered again, and as a result an additional 29,972 shares of common stock were due to the Company for no additional consideration. The additional shares were issued in 2013, due pending certain Israeli regulatory approvals.

In November 2012, BioCancell held a financing round at a share price of NIS 0.42. BioCancell declined to affect the full-ratchet anti-dilution adjustment provision. The disagreement was resolved through an arbitration process in 2013 and additional 324,287 shares of common stock were due to the Company, though this issuance was not concluded since Biocancell claims that it is subject to a payment of an exercise price equal to $83, which is in dispute.

The Company did not pay for any additional amounts and none of those shares were issued to the Company.

All the above per share data is presented, where applicable, after giving retroactive effect to a reverse stock split made in June 2013 in BioCancell shares in a ratio of 1 to 10 shares.

During 2013 and 2014, the Company sold 152,068 and 74,957 shares of Common stock of BioCancell for consideration of $ 420 and $ 67, respectively.

As a result of applying ASC No. 825, the Company has recorded the change in fair value of the investment as financial income in the amount of $ 574 for the year ended December 31, 2013, financial expense in the amount of $ 245 for the year ended December 31, 2014 and financial expense in the amount of $ 35 for the year ended December 31, 2015.

The Company undertook to pay a fee of 4% of the net realized profits from securities held in portfolio companies.